                        GREATER ATLANTIC FINANCIAL CORP.
                            10700 PARKRIDGE BOULEVARD
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300

                                                                  March 16, 2001


Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") to be held at the Key Bridge Marriott, 1401 N. Lee Highway, Arlington, Virginia, on Wednesday, April 11, 2001, at 10:00 a.m.

        As described in the enclosed Proxy Statement, the election of one director, and the ratification of the appointment of auditors for fiscal year 2001 are scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of the Company.

        Detailed information concerning the financial condition of the Company and the results of operations for the fiscal year ended September 30, 2000, is contained in the 2000 Annual Report to Stockholders which accompanies the Proxy Statement. Directors and officers of the Company as well as representatives of the Company's independent auditors will be present to respond to any questions which stockholders may have.

        The Board of Directors of the Company has determined that approval of the matters to be considered at the meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

        We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

        On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                           Sincerely,

                                           /s/ Carroll E. Amos

                                           Carroll E. Amos
                                           President and Chief Executive Officer

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 11, 2001
                   -------------------------------------------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") will be held at the Key Bridge Marriott, 1401 N. Lee Highway, Arlington, Virginia, on Wednesday, April 11, 2001, at 10:00 a.m. Eastern time.

        A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

        1.   The election of one director for a term of three years,

        2. The ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending September 30, 2001; and

        3. Such other matters as may properly come before the meeting, and at any adjournments thereof.

        Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 12, 2000, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                           By Order of the Board of Directors

                                           /s/ Laurel L. Mitchell

                                           Laurel L. Mitchell
                                           Secretary

Reston, Virginia
March 16, 2001

        EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 11, 2001



SOLICITATION AND VOTING OF PROXIES

        This Proxy Statement is being furnished to stockholders of Greater Atlantic Financial Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, April 11, 2001, at 10:00 a.m., Eastern time, at the Key Bridge Marriott, 1401 N. Lee Highway, Arlington, Virginia, and at any adjournments thereof. The 2000 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended September 30, 2000, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 16, 2001.

        Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREON. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

        A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

        The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

        The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

        The close of business on March 12, 2001, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 3,007,434 shares.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominee proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominee being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker nonvotes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

        As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may, (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters shall be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

        Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of March 12, 2001.


                                                      AMOUNT AND NATURE
                      NAME AND ADDRESS                  OF BENEFICIAL        PERCENT OF
TITLE OF CLASS        OF BENEFICIAL OWNER               OWNERSHIP(1)           CLASS
--------------        -------------------               ------------           -----
Common Stock          Estate of William Calomiris       396,995 shares(2)      13.2%
                      1112 16th Street, N.W.
                      Washington, D.C. 20036

Common Stock          Robert I. Schattner, DDS          437,096 shares(3)      14.5%
                      5901 Montrose Road
                      Rockville, MD 20852

Common Stock          Ralph Ochsman                     238,597 shares(4)       7.9%
                      1650 Tysons Boulevard
                      McLean, VA 22102

-------------------
(1) Does not include presently exercisable warrants to purchase 36,667, 20,000 and 13,334 shares held, respectively, by the Estate of William Calomiris, and Messrs. Schattner and Ochsman under the Greater Atlantic Financial Corp. 1997 Stock Option Plan.
(2)  The information furnished is derived from a Schedule 13D filed by Charles
     W. Calomiris on March 1, 2001.
(3) The information furnished is derived from a Schedule 13D filed by Robert I Schattner on December 13, 1999, and Form 4 filed on September 11, 2000.
(4) The information furnished is derived from a Schedule 13D filed by Ralph Ochsman on July 12, 1999, as amended on July 28, 1999.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 2.  ELECTION OF DIRECTORS

        The Board of Directors currently consists of five directors and is divided into three classes. Each of the five members of the Board of Directors of the Company also serves on the Board of Directors of Greater Atlantic Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

        The name of the one nominee for election to the Board of Directors is set forth below, along with certain other information concerning that individual and the other members of the Board as of March 12, 2001. Management believes that the nominee will stand for election and will serve if elected as a director. However, if the person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of another person recommended by the Board of Directors. UNLESS AUTHORITY TO VOTE FOR THE DIRECTOR IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEE PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEE, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth, as of March 12, 2001, the name of the nominee, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Company and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of the Record Date by each director and all directors and executive officers as a group as of the Record Date.


                                                                               EXPIRATION        SHARES OF
            NAME AND PRINCIPAL                                                    OF            COMMON STOCK        OWNERSHIP AS
           OCCUPATION AT PRESENT                                  DIRECTOR      TERM AS         BENEFICIALLY        A PERCENT OF
          AND FOR PAST FIVE YEARS                      AGE        SINCE(1)      DIRECTOR          OWNED(1)             CLASS
          -----------------------                      ---        --------      --------          --------             -----

NOMINEE:
Jeffrey M. Gitelman, D.D.S., is an Oral Surgeon         56         1997           2001         64,913 shares(2)         2.16%
and the owner of Jeffrey M. Gitelman - D.D.S.,
P.C.

CONTINUING DIRECTORS:

Paul J. Cinquegrana is a Vice President and the         59         1997           2003         48,734 shares(2)         1.62%
Managing Director of the Fixed Income
Department of Johnston, Lemon & Co., Inc., a
stock and bond brokerage firm.

Jeffrey W. Ochsman is an attorney and partner           48         1999           2003            500 shares               *
of the law firm of Friedlander, Misler,
Friedlander, Sloan & Herz, PLLC.

Charles W. Calomiris, Chairman of the Board of          43         2001           2002        454,279 shares           15.11%
the Company, is the Paul M. Montrone Professor                                                        (2)(3)
of Finance and Economics at the Columbia
University Graduate School of Business.  Mr.
Calomiris was elected to the unexpired term of
William Calomiris on January 10, 2001.

Carroll E. Amos, President and Chief Executive          53         1997           2002         44,160 shares(4)         1.47%
Officer of the Company, is a private investor who
until 1996 served as President and Chief
Executive Officer of 1st Washington Bancorp
and Washington Federal Savings Bank.

James B. Vito is Chairman of the Board of               75         1998           2002         64,942 shares(2)         2.16%
James B. Vito, Inc., a plumbing and heating
company and managing general partner, James
Properties, engaged in the sale and management
of property.



                                                                   SHARES OF
            NAME AND PRINCIPAL                                    COMMON STOCK        OWNERSHIP AS
           OCCUPATION AT PRESENT                                  BENEFICIALLY        A PERCENT OF
          AND FOR PAST FIVE YEARS                      AGE          OWNED(1)             CLASS
          -----------------------                      ---          --------            --------


EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS
David E. Ritter joined the Bank and the                 51        300 shares(4)             *
Company as a Senior Vice President and Chief
Financial Officer in 1998.  From 1996 to 1997,
Mr. Ritter was a Senior Financial Consultant
with Peterson Consulting.  From 1988 until
1996, he was the Executive Vice President and
Chief Financial Officer of Washington Federal
Savings Bank.

Laurel L. Mitchell joined the Bank and                  42
Company as Corporate Secretary in October,
1999, after two years as an Executive Assistant
with Collier, Shannon, Rill & Scott, PLLC, a
Washington, D.C. law firm.  From 1993 to 1997,
Ms. Mitchell had been employed by America's
Community Bankers.

All directors and executive                                             677,828           22.54%
officers as a group (eight persons) (2) (4)

-------------------------------------
(1) Each person effectively exercises sole voting or dispositive power as to shares reported.
(2) Does not include presently exercisable warrants to purchase 36,667, 3,334, 3,334, and 2,000 shares, respectively, granted to Messrs. William Calomiris, Gitelman, Cinquegrana and Vito under the Greater Atlantic Financial Corp. 1997 Stock Option Plan.
(3) Includes 19,204 shares held directly, 396,995 shares held as one of four Personal Representatives of the Estate of William Calomiris and 38,080 shares held as custodian for minor children.
(4) Does not include presently exercisable options to purchase 45,000 shares granted to Mr. Amos or 11,000 granted to Mr. Ritter under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan.

* Does not exceed 1.0% of the Company's Common Stock.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF THE COMPANY

        The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2000. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2000. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

        The Executive Committee consists of Messrs. Calomiris, Cinquegrana and Amos. The purpose of this Committee is to review matters pertaining to day-to-day operations, including review of operational policies and procedures and loan applications. This Committee meets monthly. This Committee met 12 times during fiscal 2000.

        The Audit Committee consists of all outside Directors of the Company. This Committee meets with the Bank's independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held one meeting in fiscal 2000.

        The Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on January 10, 2001.

        In 2000, the Compensation Committee of the Company is responsible for Executive Compensation and consisted of Directors Vito and Gitelman. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees. The Compensation Committee met once during 2000.

DIRECTORS' COMPENSATION

        FEES. Since the formation of the Company, the executive officers, directors and other personnel have been compensated for services by the Bank and have not received additional remuneration from the Company. Outside directors of the Bank, including the Chairman of the Board, received $200 for each Board meeting and $100 for each committee meeting attended. Beginning October 1, 1998, outside directors of the Bank received $500 for each Board meeting and $250 for each committee meeting attended. Beginning on that same date, the Chairman was made a salaried officer of the Bank and the Company and in those capacities received compensation at the rate of $3,000 per month. Beginning December 1, 1999, outside directors of the Bank received $600 for each Board meeting and $300 for each committee meeting attended.

EXECUTIVE COMPENSATION

        SUMMARY COMPENSATION TABLE. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended September 30, 2000 and 1999, to the Chief Executive Officer who was the only executive officer to receive compensation in salary and bonus in excess of $100,000 in the fiscal year ended September 30, 2000.

                                                                   Securities
    Name and                 Fiscal                                Underlying
    Principal Position       Year        Salary        Bonus      Options/SARs
    ------------------       ----        ------        -----      ------------
    Carroll E. Amos
      President and Chief    2000        $148,500      $    -         36,334
      Executive Officer      1999        $143,167      $3,300         33,334

    For 2000 and 1999, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

        EMPLOYMENT AGREEMENT. The Company has entered into an employment agreement with Mr. Carroll E. Amos. The Employment Agreement is intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of its executive officers, particularly the Chief Executive Officer.

        The Employment Agreement provides for a three-year term for Mr. Amos and provides that commencing on the first anniversary date and continuing each anniversary date thereafter the board of directors may extend the Employment Agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the board of directors after conducting a performance evaluation of Mr. Amos. The Employment Agreement provides that Mr. Amos's base salary will be reviewed annually. The base salary provided for in the Employment Agreement for Mr. Amos for 1998 was $110,000. At the first anniversary date, Mr. Amos's base salary was increased to $144,000, at the second anniversary date, his base salary was increased to $150,000, and at the third anniversary date, his base salary was increased to $157,200. In addition to the base salary, the Employment Agreement provides for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly situated executive personnel. Effective November 1, 1998, the Employment Agreement also provides for an automobile allowance of $9,600 per year.

        The Employment Agreement provides for termination by the Bank for cause (as defined in the Employment Agreement) at any time. In the event the Bank chooses to terminate Mr. Amos's employment for reasons other than for cause or, in the event of Mr. Amos's resignation from the Bank upon: (i) failure to reelect Mr. Amos to his current office; (ii) a material change in Mr. Amos's functions, duties or responsibilities; (iii) a relocation of Mr. Amos's principal place of employment by more than 30 miles; (iv) liquidation or dissolution of the Bank or the Company; or

(v) a breach of the Employment Agreement by the Bank, Mr. Amos or, in the event of death, Mr. Amos's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to Mr. Amos during the remaining term of the Employment Agreement. The Bank would also continue and pay for Mr. Amos's life, health and disability coverage for the remaining term of the Employment Agreement. Upon any termination of Mr. Amos, Mr. Amos is subject to a covenant not to compete with the Bank for one year.

        Under the Employment Agreement, if involuntary termination or voluntary termination follows a change in control of the Bank or the Company, Mr. Amos or, in the event of his death, his beneficiary, would receive a severance payment generally equal to the greater of: (i) the payments due for the remaining terms of the agreement, including the value of stock-based incentives previously awarded to Mr. Amos; or (ii) two times the average of the three preceding taxable years' annual compensation. The Bank would also continue Mr. Amos's life, health, and disability coverage for thirty-six months. In the event of a change in control of the Bank, the total amount of payment due under the Employment Agreement, based solely on the base salary paid to Mr. Amos, and excluding any benefits under any employee benefit plan which may otherwise become payable, would equal approximately $450,000.

        All reasonable costs and legal fees paid or incurred by Mr. Amos pursuant to any dispute or question of interpretation relating to the Employment Agreement is to be paid by the Bank, if he is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreement also provides that the Bank will indemnify Mr. Amos to the fullest extent allowable under federal law.

        1997 INCENTIVE STOCK OPTION AND WARRANT PLAN. Under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan (the "Option Plan"), which was ratified by shareholders in 1997, options are granted to employees at the discretion of a committee comprised of disinterested directors who administer the plan.

        The following table provides information with respect to options granted to the Chief Executive Officer in fiscal year 2000.

                          OPTION GRANTS IN LAST FISCAL YEAR

                NAME                  NUMBER OF          PERCENT OF      EXERCISE      EXPIRATION
                (A)                   SECURITIES            TOTAL         OR BASE         DATE
                                      UNDERLYING         OPTIONS/SARS      PRICE          (E)
                                      OPTIONS/SARS        GRANTED TO       ($/SH)
                                      GRANTED(#)         EMPLOYEES IN       (D)
                                          (B)            FISCAL YEAR
                                                             (C)
           Carroll E. Amos               3,000                100%          $6.00        12-1-2009


        The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Chief Executive Officer as of September 30, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on September 30, 2000. At the Record Date, options for 45,000 shares of Common Stock were exercisable by Mr. Amos.



                                                                 FISCAL YEAR END OPTIONS/SAR VALUES
                                                   -----------------------------------------------------------

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE-
                     SHARES                        OPTIONS AT FISCAL YEAR END     MONEY OPTIONS AT FISCAL YEAR
                   ACQUIRED ON        VALUE                  (#)                           END($)(1)
    NAME            EXERCISE(#)      REALIZED($)    EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
    ----         ----------------  -------------  -----------------------------  -----------------------------

Carroll E. Amos         0                0                  36,334/0                          0/0


(1) Average market value of underlying securities during the fiscal year 2000 ($4.08 per share) minus the average exercise or base price of $7.78 per share.

                          STOCK OPTION AND WARRANT PLAN

        Under the stock option plan, as amended, 94,685 warrants, each with a warrant price of $7.50, were granted in fiscal 1998 to the members of the board of directors and original stockholders on the basis of one warrant for each share of stock purchased. Mr. Amos was not granted warrants in fiscal 1998, but was granted 16,667 options to purchase the company stock at the $7.50 warrant price.

        The grants of stock options are designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the company as an incentive to contribute to the success of the company, and reward employees for outstanding performance. All employees of the company, the bank and its subsidiaries are eligible to participate in the stock option plan. The committee administering the plan will determine the terms of awards granted to officers and employees. The committee will also determine whether stock options will qualify as incentive stock options or nonstatutory stock options, as described below, the number of shares subject to each stock option, the exercise price of each stock option, the method of exercising stock options, and the time when stock options become exercisable. Only employees may receive grants of Incentive stock options.

        An individual generally will not recognize taxable income upon the grant of a non-statutory stock option or incentive stock option or upon the exercise of an incentive stock option, provided the individual does not dispose of the shares received through the exercise of the incentive stock option for at least one year after the date the individual receives the shares in connection with the option exercise and two years after the date of grant of the stock option (a "disqualifying disposition"). No compensation deduction will generally be available to the company as a result of the exercise of incentive stock options unless there has been a disqualifying disposition. In the case of a nonstatutory stock option and in the case of a disqualifying disposition of shares received in connection with the exercise of an incentive stock option, an individual will recognize ordinary income upon exercise of the stock option (or upon the disqualifying disposition) in an amount equal to the amount by which the fair market value of the common stock exceeds the exercise price of the stock option. The amount of any ordinary income recognized by an optionee upon the exercise of a nonstatutory stock option or due to a disqualifying disposition will be a deductible expense to the company for tax purposes. In the case of limited rights, the holder will recognize any amount paid to him or her upon exercise in the year in which the payment is made and the company will be entitled to a deduction for federal income tax purposes of the amount paid.

        Stock options are exercisable for a period of time following the date on which the optionee ceases to perform services for the bank or the company, except that in the event of death or disability, options accelerate and become fully vested and could be exercisable for up to one year thereafter or such other period of time as determined by the company. In the case of death or disability, stock options may be exercised for a period of 12 months or such other period of time as determined by the committee. However, any incentive stock options exercised more than three months following the date the employee ceases to perform services as an employee would be treated essentially as a nonstatutory stock option. In the event of retirement, if the optionee continues to perform services as a director or consultant on behalf of the bank, the company or an affiliate, unvested options and awards would continue to vest in accordance with their original vesting schedule until the optionee ceases to serve as a consultant or director. In the event of death, disability or normal retirement, the company, if requested by the optionee, or the optionee's beneficiary, could elect, in exchange for vested options, to pay the optionee, or the optionee's beneficiary in the event of death, the amount by which the fair market value of the common stock exceeds the exercise price of the options on the date of the employee's termination of employment.

                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

        The Company's financial statements as of September 30, 2000 were audited by BDO Seidman, LLP.

        The Company's Board of Directors has reappointed BDO Seidman, LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 2001, subject to ratification of such appointment by the stockholders.

        A representative of BDO Seidman, LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

        UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of 3 directors, each of whom is independent under the Nasdaq's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

        The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10KSB for the year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                               Charles W. Calomiris, Chairman
                               Paul J. Cinquegrana
                               Jeffrey M. Gintelman
                               Jeffrey W. Ochsman
                               James B. Vito

TRANSACTIONS WITH RELATED PERSONS

        Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

        The bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The bank's policy provides that all loans made by the bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 2000, one of the bank's directors had loans with the bank which had outstanding balances totaling $256,000. Such loans were made by the bank in the ordinary course of business, with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

        The company's policy is that all transactions between the company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the company not having any interest in the transaction.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

        Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 were required for those persons, the Company believes that Director Cinquegrana was one day late in filing a Form 4 for March, 2000, for the purchase of 1,000 shares on March 7, 2000, and that Dr. Schattner, an owner of more than 10% of the Common Stock of the Company was one day late in filing a Form 4 for purchases of 5,000 shares on September 5, 1,000 shares on September 25 and 9,200 shares on September 26, 2000.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

        To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following fiscal year ending September 30, 2001, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 1, 2001. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

        The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

        The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

        Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.



                              INDEPENDENT AUDITORS

        The independent public accounting firm of BDO Seidman, LLP acted as the independent auditors of the Company and the Bank for 2000 and it is anticipated that the same firm will be selected to perform the same duties for 2001 for the Company and the Bank. A representative of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

AUDIT FEES

        BDO Seidman, LLP billed the Company aggregate fees of $65,944 for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company's Form 10-KSB for the year ended September 30, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        BDO Seidman, LLP did not provide any such services to the Company for the year ended September 30, 2000.

AUDIT COMMITTEE DETERMINATION

        The Audit Committee of the Board of Directors has considered and determined that the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

        A COPY OF THE FORM 10KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED SEPTEMBER 30, 2000, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO GREATER ATLANTIC FINANCIAL CORP., MS. LAUREL L. MITCHELL, CORPORATE SECRETARY, 10700 PARKRIDGE BOULEVARD, SUITE P50, RESTON, VIRGINIA 20191.

                                            By Order of the Board of
                                            Directors

                                            /s/ Laurel L. Mitchell

                                            Laurel L. Mitchell
                                            Corporate Secretary
Reston, Virginia
March 16, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      Appendix A


                            CHARTER - AUDIT COMMITTEE


                                MISSION STATEMENT

        The committee's role is to assist the board of directors in overseeing all material aspects of financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements of Greater Atlantic Financial Corp. (the "Company"). The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other audit committee advisors.

                                  ORGANIZATION

        COMMITTEE COMPOSITION. The committee shall consist of three board members, each of whom shall be independent of management and the Company. Committee members shall have: (1) knowledge of the primary industries in which the Company operates; and (2) the ability to read and understand financial statements, including the balance sheet, income statement, statement of cash flows, and key performance indicators. At least one member of the committee, preferably the chairperson, must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

        MEETINGS. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

        EXTERNAL RESOURCES. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                           ROLES AND RESPONSIBILITIES

COMMUNICATION WITH THE BOARD OF DIRECTORS AND MANAGEMENT

        The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

        The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

        The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

        The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

REVIEW OF THE INTERNAL AUDIT

        The internal audit function shall be responsible to the board of directors through the committee.

        The committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

        The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

        If either the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

REVIEW OF THE EXTERNAL AUDIT

        The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

        The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

        The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

        The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards

Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

        The committee shall review any important recommendations on financial reporting, controls, other matters, and management's response.

        If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

REPORTING TO STOCKHOLDERS

        The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

        The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

        The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

        The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

        The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

        The Company shall also disclose in its proxy statement the independence of the committee. To the extent that the board appoints a non-independent director to the committee, the Company will disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the committee in the next proxy statement.

REGULATORY EXAMINATIONS

        The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

COMMITTEE SELF ASSESSMENT AND EDUCATION

        The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

        The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY

                         GREATER ATLANTIC FINANCIAL CORP

                         ANNUAL MEETING OF STOCKHOLDERS
                           APRIL 11, 2001 - 10:00 A.M.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

    The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of Greater Atlantic Financial Corp. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Key Bridge Marriott Hotel, 1401 North Lee Highway, Arlington, Virginia on April 11, 2001 at 10:00 a.m., and at any and all adjournments thereof, as follows:
    THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                   PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
                            BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                        GREATER ATLANTIC FINANCIAL CORP.


                                 APRIL 11, 2001






                 Please Detach and Mail in the Envelope Provided


                  PLEASE MARK YOUR
        A   /X/   VOTES AS IN THIS
                  EXAMPLE USING
                  DARK INK ONLY


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

        FOR the nominee             WITHHOLD
        listed at right             AUTHORITY
        (except as marked     to vote for the nominee
        to the contrary)        listed at right

1. ELECTION
OF DIRECTOR   /__/                  /__/

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE
SPACE PROVIDED BELOW.)

__________________________________________________



NOMINEE:
          Jeffrey M. Gintelman

2. The approval of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 2001

   FOR           AGAINST          ABSTAIN
   ---           -------          -------
   /__/           /__/             /__/


     The undersigned hereby acknowledges the receipt from the Company of a Notice of Meeting and of a Proxy Statement dated March 16, 2001, as well as a copy of Greater Atlantic Annual Report prior to the execution of this proxy.

STOCKHOLDER ASSISTANCE
Stockholders requiring a change of address, records or information about lost certificates or dividend checks should contact Greater Atlantic Financial Corp's transfer agent:

        American Stock Transfer and Trust Company
        59 Maiden Lane
        New York, New York 10038

PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.


Stockholder____________________  Co-holder__________________ Date:________, 2001

NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.